EATON VANCE NATIONAL MUNICIPAL INCOME FUND
EATON VANCE NEW YORK MUNICIPAL INCOME FUND
Supplement to Prospectuses dated February 1, 2011

EATON VANCE ATLANTA CAPITAL HORIZON GROWTH FUND
(formerly Eaton Vance Tax-Managed Mid-Cap Core Fund)
Supplement to Prospectus dated March 1, 2011
as revised July 11, 2011

EATON VANCE GOVERNMENT OBLIGATIONS FUND
EATON VANCE HIGH INCOME OPPORTUNITIES FUND
EATON VANCE INCOME FUND OF BOSTON
EATON VANCE LOW DURATION FUND
EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND
EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND
EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND
EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND
EATON VANCE TAX-MANAGED SMALL-CAP FUND
EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND
EATON VANCE TAX-MANAGED VALUE FUND
Supplement to Prospectuses dated March 1, 2011

EATON VANCE STRATEGIC INCOME FUND
Supplement to Prospectus dated March 1, 2011
as revised October 25, 2011

EATON VANCE AMT-FREE MUNICIPAL INCOME FUND
EATON VANCE BALANCED FUND
EATON VANCE DIVIDEND BUILDER FUND
EATON VANCE LARGE-CAP GROWTH FUND
EATON VANCE LARGE-CAP VALUE FUND
EATON VANCE SMALL-CAP FUND
EATON VANCE SMALL-CAP VALUE FUND
EATON VANCE SPECIAL EQUITIES FUND
EATON VANCE TAX-MANAGED GROWTH FUND 1.1
EATON VANCE TAX-MANAGED GROWTH FUND 1.2
Supplement to Prospectuses dated May 1, 2011

EATON VANCE HIGH YIELD MUNICIPAL INCOME FUND
Supplement to Prospectus dated June 1, 2011

1. The following is added after the first sentence in “Purchase and Sale of Fund Shares” under “Important Information Regarding Fund Shares” in “Fund Summaries”:

Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions.

2. The following replaces “Class B shares” in “Choosing a Share Class” under “Purchasing Shares”:

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years (four years in the case of Eaton Vance Low Duration Fund) of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over six years (four years in the case of Eaton Vance Low Duration Fund), as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution and service fees equal to 1.00% (0.95% in the case of Eaton Vance New York Municipal Income Fund) annually of average daily net assets. Class B shares automatically convert to Class A shares eight years (four years in the case of Eaton Vance Low Duration Fund) after purchase. Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their financial intermediary. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions.

3. The following replaces the first paragraph under “Additional Tax Information” for Eaton Vance Atlanta Capital Horizon Growth Fund:

Distributions of investment income (other than qualified dividend income, which is described below) and net realized short-term capital gains are taxable as ordinary income. For individual shareholders, distributions of qualified dividend income (subject to certain conditions) and long-term capital gains are taxable at long-term capital gains rates. Different classes may generally distribute different distribution amounts. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. The Fund expects to pay any required distributions annually. Distributions are taxable whether paid in cash or reinvested in additional Fund shares.

December 1, 2011	5493-12/11	COMBINEDPS